CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Third-Quarter 2026 Results

CINCINNATI, October 27, 2026—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS),  the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2026, versus the comparable prior-year period.

Results for Quarter Ended September 30, 2026

Consolidated operating results:

•	Revenue increased 10.6% to $690.9 million
•	GAAP Diluted Earnings-per-Share (EPS) of $5.45, an increase of 22.2%
•	Adjusted Diluted EPS of $6.75, an increase of 28.1%

VITAS segment operating results:

•	Net Patient Revenue of $457.4 million, an increase of 12.2%
•	Average Daily Census (ADC) of 24,428, an increase of 9.4%
•	Admissions of 18,995, an increase of 7.2%
•	Net Income, excluding certain discrete items, of $70.8 million, an increase of 44.7%
•	Adjusted EBITDA, excluding Medicare Cap, of $92.5 million, an increase of 31.4%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 20.2%, an increase of 318-basis points

Roto-Rooter segment operating results:

•	Revenue of $233.5 million, an increase of 7.5%
•	Net Income, excluding certain discrete items, of $33.3 million, a decline of 1.8%
•	Adjusted EBITDA of $48.2 million, a decline of 2.5%
•	Adjusted EBITDA margin of 20.6%, a decline of 213-basis points

VITAS

VITAS net revenue was $457.4 million in the third quarter of 2026, which is an increase of 12.2% when compared to the prior-year period. This revenue increase is comprised primarily of a 9.4% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.2%. Acuity mix shift negatively impacted revenue growth 25-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes positively impacted revenue growth by 85-basis points.

Total VITAS admissions increased 7.2% in the third quarter of 2026 compared to the third quarter of 2025.

In the third quarter of 2026, VITAS accrued $828,000 in Medicare Cap billing limitation.  This compares to the Medicare Cap billing limitation recorded in the third quarter of 2025 of $6.1 million.  No Medicare Cap billing limitation was recorded in the third quarter of 2026 for the Florida combined program, and none is anticipated for the 2026 fiscal period.

Of VITAS’ 33 Medicare provider numbers, 21 provider numbers have an anticipated full-year Medicare Cap cushion of 10% or greater, seven provider numbers have a cushion between 0% and 10%, and five provider numbers have a Medicare Cap billing limitation totaling $6.1 million.

Average revenue per patient per day in the third quarter of 2026 was $209.11 which is 196-basis points above the prior-year period. Reimbursement for routine home care and high-acuity care averaged $187.69 and $1,147.26, respectively. During the quarter, high-acuity days-of-care were 2.2% of total days of care, a decline of 5-basis points when compared to the prior-year quarter.

The third quarter 2026 gross margin, excluding Medicare Cap, was 25.4%, a 221-basis point increase from the same period of 2025. Selling, general and administrative expenses were $23.1 million in the third quarter of 2026 compared to $25.2 million in the prior-year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $92.5 million in the quarter, an increase of 31.4% when compared to the prior-year period. Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 20.2%.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $233.5 million in the third quarter of 2026, an increase of 7.5%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $59.9 million, an increase of 9.0% from the prior-year period. This aggregate commercial revenue change consisted of plumbing increasing 10.6%, drain cleaning increasing 6.8%, excavation increasing 5.5% and water restoration increasing 30.7%.

Roto-Rooter branch residential revenue in the quarter totaled $158.8 million, an increase of 5.2% over the prior-year period. This aggregate residential revenue change consisted of excavation increasing 7.8%, plumbing increasing 5.9%, water restoration increasing 6.2% and drain cleaning increasing 4.5%.

In the third quarter of 2026, revenue from independent contractors was $16.9 million which is flat compared to the same period of 2025.

Roto-Rooter’s third quarter 2026 gross margin was 50.3%. This compares to the prior-year quarter’s gross margin of 50.7%. Roto-Rooter’s selling, general and administrative expenses were $71.0 million in the quarter, which is an increase of 17.1% compared to the third quarter of 2025.

Adjusted EBITDA in the third quarter of 2026 totaled $48.2 million, a decline of 2.5% when compared to the third quarter of 2025. Adjusted EBITDA margin in the quarter was 20.6% which represents a 213-basis point decline from the third quarter of 2025.

During the third quarter of 2026, Roto-Rooter re-acquired multiple franchise territories in California for approximately $62.5 million.  Collectively, these territories include a population of over 12 million people.  Slightly over half of the revenue associated with acquired territories will become part of our owned and operated branch locations.  Two new branches will be established in Sacramento and San Diego while other territories will be absorbed by existing branches.  The remaining locations will become part of our independent contractor operating model.

Chemed Consolidated

As of September 30, 2026, Chemed had total cash and cash equivalents of $48.4 million and $236.0 million in long-term debt.

In April 2026, Chemed entered into a new five-year $450 million Amended and Restated Credit Agreement (Credit Agreement). This Credit Agreement consists of a $450 million revolving line of credit and a $250 million expansion feature.  The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points. There is approximately $166.7 million undrawn borrowing capacity under the Credit Agreement after excluding $47.3 million for Letters of Credit.

During the quarter, the Company repurchased 125,000 shares of Chemed stock for $66.0 million which equates to a cost per share of $528.24. Over the trailing 12-months, the Company has repurchased 1,235,000 shares of Chemed stock at an average price of $427.62 per share.  As of September 30, 2026, there was approximately $73.7 million of remaining share repurchase authorization under the Company’s plan.

Guidance Update

Based on the Company’s financial results through September 30, 2026, we estimate that we will be at or slightly above the high-end of our full-year 2026 adjusted EPS guidance issued in conjunction with our press release, dated July 28, 2026, discussing our second quarter 2026 earnings.  Further operational detail will be provided during the investor conference call.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m. ET, on Wednesday October 28, 2026, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/v5gcs68f.

Participants may also register via teleconference at:

https://register-conf.media-server.com/register/BId8ccb8a390cc4b6fbb29ab2b99a55028.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s Net Income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FORWARD-LOOKING INFORMATION

Statements in this press release contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods and are based upon assumptions subject to certain known and unknown risks, uncertainties, contingencies and other factors, including, but not limited to, the impact of laws and regulations on Chemed’s operations, including Medicare Cap and Medicare reimbursement rates, Chemed’s estimates of the effect of Medicare Cap on VITAS’ revenues and future prospects, Chemed’s expectations regarding VITAS’ patient mix and Chemed’s expectations regarding demand for Roto-Rooter’s services.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Chemed’s control. Chemed’s actual results and financial condition may differ materially from those indicated in the forward-looking statements included in this press release, including as a result of the risks described above and those described in Chemed’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its Quarterly Reports filed in 2026. Any forward-looking statement made by Chemed in this press release is based only on information currently available to Chemed and speaks only as of the date on which it is made. Chemed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Service revenues and sales	$690,940	$624,900	$2,021,704	1,890,641
Cost of services provided and goods sold	457,978	425,143	1,351,507	1,289,778
Selling, general and administrative expenses (aa)	111,469	105,775	340,993	311,685
Depreciation	14,427	13,664	42,997	40,798
Amortization	2,974	2,570	8,263	7,713
Other operating expense	7,670	2,998	7,740	3,075
Total costs and expenses	594,518	550,150	1,751,500	1,653,049
Income from operations	96,422	74,750	270,204	237,592
Interest expense	(2,097)	(457)	(4,398)	(1,229)
Other income--net (bb)	2,383	9,251	11,071	13,970
Income before income taxes	96,708	83,544	276,877	250,333
Income taxes	(25,060)	(19,307)	(71,224)	(61,846)
Net income	$71,648	$64,237	$205,653	$188,487
Earnings Per Share
Net income	$5.49	$4.46	$15.46	$12.97
Average number of shares outstanding	13,058	14,394	13,300	14,535
Diluted Earnings Per Share
Net income	$5.45	$4.46	$15.43	$12.89
Average number of shares outstanding	13,135	14,409	13,329	14,620

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$106,241	$99,288	$324,428	$301,600
Market value adjustments related to deferred
compensation trusts	2,077	6,703	9,661	6,791
Long-term incentive compensation	3,151	(216)	6,904	3,294
Total SG&A expenses	$111,469	$105,775	$340,993	$311,685

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Market value adjustments related to deferred
compensation trusts	$2,077	$6,703	$9,661	$6,791
Interest income	295	2,555	1,399	7,186
Other	11	(7)	11	(7)
Total other income--net	$2,383	$9,251	$11,071	$13,970

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$48,427	$129,752
Accounts receivable less allowances	254,861	215,570
Inventories	7,748	8,238
Prepaid income taxes	16,346	7,106
Prepaid expenses	38,346	34,577
Total current assets	365,728	395,243
Investments of deferred compensation plans held in trust	144,845	136,021
Properties and equipment, at cost less accumulated depreciation	216,961	203,939
Lease right of use asset	144,029	128,362
Identifiable intangible assets less accumulated amortization	78,791	84,930
Goodwill	754,758	666,987
Other assets	13,327	8,137
Total Assets	$1,718,439	$1,623,619
Liabilities
Current liabilities
Accounts payable	$65,297	$48,095
Accrued insurance	77,044	65,733
Accrued income taxes	-	1,469
Accrued compensation	89,044	79,668
Short-term lease liability	41,209	42,013
Other current liabilities	58,340	55,063
Total current liabilities	330,934	292,041
Deferred income taxes	18,855	9,687
Deferred compensation liabilities	142,421	132,380
Long-term debt	236,000	-
Long-term lease liability	114,985	99,461
Other liabilities	13,823	13,367
Total Liabilities	857,018	546,936
Stockholders' Equity
Capital stock	37,762	37,593
Paid-in capital	1,693,508	1,581,067
Retained earnings	3,135,794	2,887,123
Treasury stock, at cost	(4,008,128)	(3,431,475)
Deferred compensation payable in Company stock	2,485	2,375
Total Stockholders' Equity	861,421	1,076,683
Total Liabilities and Stockholders' Equity	$1,718,439	$1,623,619

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Nine Months Ended September 30,
	2026	2025
Cash Flows from Operating Activities
Net income	$205,653	$188,487
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	51,260	48,511
Stock option expense	24,285	24,374
Noncash long-term incentive compensation	6,784	3,057
Legal settlements	6,000	1,850
Noncash directors' compensation	1,191	1,123
Benefit for deferred income taxes	(456)	(16,259)
Amortization of debt issuance costs	255	241
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(71,304)	(44,403)
Increase in inventories	(205)	(45)
Increase in prepaid expenses	(11,528)	(8,603)
Increase in accounts payable and
other current liabilities	27,783	10,102
Change in current income taxes	(7,685)	(2,162)
Net change in lease assets and liabilities	(667)	(576)
(Increase)/decrease in other assets	(9,356)	42,048
Increase in other liabilities	6,772	6,355
Other sources	840	639
Net cash provided by operating activities	229,622	254,739
Cash Flows from Investing Activities
Business combinations, net of cash acquired	(96,050)	(225)
Capital expenditures	(51,355)	(46,447)
Proceeds from sale of fixed assets	488	3,751
Other uses	(502)	(468)
Net cash used by investing activities	(147,419)	(43,389)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	843,280	-
Payments on revolving line of credit	(607,280)	-
Purchases of treasury stock	(350,042)	(256,944)
Proceeds from exercise of stock options	30,281	27,152
Dividends paid	(25,234)	(23,196)
Change in cash overdrafts payable	6,818	610
Capital stock surrendered to pay taxes on stock-based compensation	(3,832)	(8,484)
Debt issuance costs	(1,349)	-
Other (uses)/sources	(933)	914
Net cash used by financing activities	(108,291)	(259,948)
Decrease in Cash and Cash Equivalents	(26,088)	(48,598)
Cash and cash equivalents at beginning of year	74,515	178,350
Cash and cash equivalents at end of period	$48,427	$129,752

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026 (a)
Service revenues and sales	$457,403	$233,537	$-	$690,940
Cost of services provided and goods sold	341,993	115,985	-	457,978
Selling, general and administrative expenses	23,100	71,033	17,336	111,469
Depreciation	5,791	8,624	12	14,427
Amortization	25	2,949	-	2,974
Other operating expense	7,352	88	230	7,670
Total costs and expenses	378,261	198,679	17,578	594,518
Income/(loss) from operations	79,142	34,858	(17,578)	96,422
Interest expense	(54)	(145)	(1,898)	(2,097)
Intercompany interest income/(expense)	6,766	4,574	(11,340)	-
Other income—net	124	5	2,254	2,383
Income/(loss) before income taxes	85,978	39,292	(28,562)	96,708
Income taxes	(20,270)	(9,152)	4,362	(25,060)
Net income/(loss)	$65,708	$30,140	$(24,200)	$71,648

2025 (b)
Service revenues and sales	$407,741	$217,159	$-	$624,900
Cost of services provided and goods sold	318,015	107,128	-	425,143
Selling, general and administrative expenses	25,236	60,672	19,867	105,775
Depreciation	5,354	8,298	12	13,664
Amortization	26	2,544	-	2,570
Other operating expense/(income)	3,036	(38)	-	2,998
Total costs and expenses	351,667	178,604	19,879	550,150
Income/(loss) from operations	56,074	38,555	(19,879)	74,750
Interest expense	(56)	(132)	(269)	(457)
Intercompany interest income/(expense)	5,685	4,030	(9,715)	-
Other income—net	61	25	9,165	9,251
Income/(loss) before income taxes	61,764	42,478	(20,698)	83,544
Income taxes	(14,993)	(10,407)	6,093	(19,307)
Net income/(loss)	$46,771	$32,071	$(14,605)	$64,237

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026 (a)
Service revenues and sales	$1,320,762	$700,942	$-	$2,021,704
Cost of services provided and goods sold	1,005,150	346,357	-	1,351,507
Selling, general and administrative expenses	75,314	206,335	59,344	340,993
Depreciation	17,484	25,477	36	42,997
Amortization	78	8,185	-	8,263
Other operating expense	7,432	78	230	7,740
Total costs and expenses	1,105,458	586,432	59,610	1,751,500
Income/(loss) from operations	215,304	114,510	(59,610)	270,204
Interest expense	(158)	(466)	(3,774)	(4,398)
Intercompany interest income/(expense)	19,484	13,661	(33,145)	-
Other income—net	285	31	10,755	11,071
Income/(loss) before income taxes	234,915	127,736	(85,774)	276,877
Income taxes	(56,088)	(29,899)	14,763	(71,224)
Net income/(loss)	$178,827	$97,837	$(71,011)	$205,653

2025 (b)
Service revenues and sales	$1,211,341	$679,300	$-	$1,890,641
Cost of services provided and goods sold	951,466	338,312	-	1,289,778
Selling, general and administrative expenses	76,861	183,856	50,968	311,685
Depreciation	15,863	24,899	36	40,798
Amortization	78	7,635	-	7,713
Other operating expense/(income)	3,155	(80)	-	3,075
Total costs and expenses	1,047,423	554,622	51,004	1,653,049
Income/(loss) from operations	163,918	124,678	(51,004)	237,592
Interest expense	(150)	(394)	(685)	(1,229)
Intercompany interest income/(expense)	16,436	11,930	(28,366)	-
Other income—net	170	58	13,742	13,970
Income/(loss) before income taxes	180,374	136,272	(66,313)	250,333
Income taxes	(45,353)	(32,344)	15,851	(61,846)
Net income/(loss)	$135,021	$103,928	$(50,462)	$188,487

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THREE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026
Net income/(loss)	$65,708	$30,140	$(24,200)	$71,648
Add/(deduct):
Interest expense	54	145	1,898	2,097
Income taxes	20,270	9,152	(4,362)	25,060
Depreciation	5,791	8,624	12	14,427
Amortization	25	2,949	-	2,974
EBITDA	91,848	51,010	(26,652)	116,206
Add/(deduct):
Intercompany interest expense/(income)	(6,766)	(4,574)	11,340	-
Interest income	(113)	(5)	(177)	(295)
Legal settlements	6,705	-	308	7,013
Stock option expense	-	-	5,984	5,984
Long-term incentive compensation	-	-	3,151	3,151
Acquisition expense	-	1,726	-	1,726
Adjusted EBITDA	$91,674	$48,157	$(6,046)	$133,785

2025
Net income/(loss)	$46,771	$32,071	$(14,605)	$64,237
Add/(deduct):
Interest expense	56	132	269	457
Income taxes	14,993	10,407	(6,093)	19,307
Depreciation	5,354	8,298	12	13,664
Amortization	26	2,544	-	2,570
EBITDA	67,200	53,452	(20,417)	100,235
Add/(deduct):
Intercompany interest expense/(income)	(5,685)	(4,030)	9,715	-
Interest income	(69)	(25)	(2,462)	(2,556)
Stock option expense	-	-	6,067	6,067
Legal settlements	2,850	-	-	2,850
Long-term incentive compensation	-	-	(216)	(216)
Other	-	-	2,665	2,665
Adjusted EBITDA	$64,296	$49,397	$(4,648)	$109,045

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026
Net income/(loss)	$178,827	$97,837	$(71,011)	$205,653
Add/(deduct):
Interest expense	158	466	3,774	4,398
Income taxes	56,088	29,899	(14,763)	71,224
Depreciation	17,484	25,477	36	42,997
Amortization	78	8,185	-	8,263
EBITDA	252,635	161,864	(81,964)	332,535
Add/(deduct):
Intercompany interest expense/(income)	(19,484)	(13,661)	33,145	-
Interest income	(274)	(31)	(1,094)	(1,399)
Stock option expense	-	-	24,285	24,285
Legal settlements	7,253	-	308	7,561
Long-term incentive compensation	-	-	6,904	6,904
Acquisition expense	8	1,953	-	1,961
Adjusted EBITDA	$240,138	$150,125	$(18,416)	$371,847
2025
Net income/(loss)	$135,021	$103,928	$(50,462)	$188,487
Add/(deduct):
Interest expense	150	394	685	1,229
Income taxes	45,353	32,344	(15,851)	61,846
Depreciation	15,863	24,899	36	40,798
Amortization	78	7,635	-	7,713
EBITDA	196,465	169,200	(65,592)	300,073
Add/(deduct):
Intercompany interest expense/(income)	(16,436)	(11,930)	28,366	-
Interest income	(176)	(58)	(6,952)	(7,186)
Stock option expense	-	-	24,374	24,374
Long-term incentive compensation	-	-	3,294	3,294
Legal settlements	2,850	-	-	2,850
Other	-	-	2,665	2,665
Adjusted EBITDA	$182,703	$157,212	$(13,845)	$326,070

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income as reported	$71,648	$64,237	$205,653	$188,487
Add/(deduct) pre-tax cost of:
Stock option expense	5,984	6,067	24,285	24,374
Legal settlements	7,013	2,850	7,561	2,850
Amortization of reacquired franchise rights	2,352	2,352	7,056	7,056
Long-term incentive compensation	3,151	(216)	6,904	3,294
Acquisition expense	1,726	-	1,961	-
Other	-	2,665	-	2,665
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(3,670)	(2,049)	(8,296)	(6,512)
Excess tax expenses/(benefits) on stock
compensation	521	-	1,022	(513)
Adjusted net income	$88,725	$75,906	$246,146	$221,701

Diluted Earnings Per Share As Reported
Net income	$5.45	$4.46	$15.43	$12.89
Average number of shares outstanding	13,135	14,409	13,329	14,620

Adjusted Diluted Earnings Per Share
Adjusted net income	$6.75	$5.27	$18.47	$15.16
Average number of shares outstanding	13,135	14,409	13,329	14,620

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)
Three Months Ended September 30,			For the Nine Months Ended September 30,
OPERATING STATISTICS	2026	2025	2026	2025
Net revenue ($000) (c)
Homecare	$405,969	$362,405	$1,168,407	$1,072,014
Inpatient	36,407	33,099	108,006	100,145
Continuous care	21,159	19,946	58,689	68,222
Other	6,421	5,807	18,204	16,898
Subtotal	$469,956	$421,257	$1,353,306	$1,257,279
Room and board, net	(3,982)	(3,859)	(11,178)	(11,277)
Contractual allowances	(7,743)	(3,571)	(17,663)	(9,875)
Medicare cap allowance	(828)	(6,086)	(3,703)	(24,786)
Net Revenue	$457,403	$407,741	$1,320,762	$1,211,341
Net revenue as a percent of total before Medicare cap allowance
Homecare	86.4%	86.0%	86.3%	85.3%
Inpatient	7.7	7.9	8.0	8.0
Continuous care	4.5	4.7	4.3	5.4
Other	1.4	1.4	1.4	1.3
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.8)	(0.9)
Contractual allowances	(1.7)	(0.8)	(1.3)	(0.8)
Medicare cap allowance	(0.2)	(1.4)	(0.3)	(2.0)
Net Revenue	97.3%	97.0%	97.6%	96.3%
Days of care
Homecare	1,872,071	1,685,859	5,356,050	4,980,883
Nursing home	312,663	309,192	910,534	923,458
Respite	12,502	12,184	35,684	33,619
Subtotal routine homecare and respite	2,197,236	2,007,235	6,302,268	5,937,960
Inpatient	30,494	28,530	90,671	86,447
Continuous care	19,683	18,309	55,065	62,576
Total	2,247,413	2,054,074	6,448,004	6,086,983

Number of days in relevant time period	92	92	273	273
Average daily census ("ADC") (days)
Homecare	20,348	18,325	19,619	18,245
Nursing home	3,399	3,361	3,335	3,383
Respite	136	132	131	123
Subtotal routine homecare and respite	23,883	21,818	23,085	21,751
Inpatient	331	310	332	317
Continuous care	214	199	202	229
Total	24,428	22,327	23,619	22,297

Total Admissions	18,995	17,714	57,514	53,398
Total Discharges	18,426	17,348	55,130	52,931
Average length of stay (days)	103.5	109.7	102.5	121.9
Median length of stay (days)	17.0	18.0	16.0	18.0

ADC by major diagnosis
Cerebro	44.1%	44.1%	44.4%	44.6%
Neurological	11.2	11.6	11.1	11.8
Cancer	9.2	10.1	9.4	9.8
Cardio	16.8	15.9	16.6	16.0
Respiratory	8.1	7.7	7.9	7.4
Other	10.6	10.6	10.6	10.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	28.0%	27.1%	27.5%	27.6%
Neurological	6.7	6.9	6.9	6.8
Cancer	24.7	26.6	24.3	25.9
Cardio	14.9	14.3	15.3	14.7
Respiratory	12.3	10.5	12.2	10.9
Other	13.4	14.6	13.8	14.1
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.2%	0.9%	1.3%	0.8%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	39.0	37.5	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	37.4	34.0	n.a.	n.a.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(unaudited)

(a)	Included in the results of operations for 2026 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2026
		VITAS	Roto-Rooter	Corporate	Consolidated

	Legal settlements	$(6,705)	$-	$(308)	$(7,013)
	Stock option expense	-	-	(5,984)	(5,984)
	Long-term incentive compensation	-	-	(3,151)	(3,151)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Acquisition expense	-	(1,726)	-	(1,726)
	Pretax impact on earnings	(6,705)	(4,078)	(9,443)	(20,226)
	Excess tax expenses on stock compensation	-	-	(521)	(521)
	Income tax benefit on the above	1,629	950	1,091	3,670
	After-tax impact on earnings	$(5,076)	$(3,128)	$(8,873)	$(17,077)

		Nine Months Ended September 30, 2026
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(24,285)	$(24,285)
	Legal settlements	(7,253)	-	(308)	(7,561)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(6,904)	(6,904)
	Acquisition expense	(8)	(1,953)	-	(1,961)
	Pretax impact on earnings	(7,261)	(9,009)	(31,497)	(47,767)
	Excess tax expenses on stock compensation	-	-	(1,022)	(1,022)
	Income tax benefit on the above	1,764	2,100	4,432	8,296
	After-tax impact on earnings	$(5,497)	$(6,909)	$(28,087)	$(40,493)

(b)	Included in the results of operations for 2025 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,067)	$(6,067)
	Legal settlements	(2,850)	-	-	(2,850)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	216	216
	Other	-	-	(2,665)	(2,665)
	Pretax impact on earnings	(2,850)	(2,352)	(8,516)	(13,718)
	Income tax benefit on the above	698	546	805	2,049
	After-tax impact on earnings	$(2,152)	$(1,806)	$(7,711)	$(11,669)

		Nine Months Ended September 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(24,374)	$(24,374)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(3,294)	(3,294)
	Legal settlements	(2,850)	-	-	(2,850)
	Other	-	-	(2,665)	(2,665)
	Pretax impact on earnings	(2,850)	(7,056)	(30,333)	(40,239)
	Excess tax benefits on stock compensation	-	-	513	513
	Income tax benefit on the above	698	1,637	4,177	6,512
	After-tax impact on earnings	$(2,152)	$(5,419)	$(25,643)	$(33,214)

(c)

VITAS has 14 large (greater than 450 ADC), 25 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs.  Of Vitas' 33 Medicare provider numbers, for the current cap year, 21 provider numbers have a Medicare cap cushion of greater than 10%, seven provider numbers have a Medicare cap cushion between 0% and 10%, and five provider numbers have a Medicare cap liability.